CONDENSED BALANCE SHEETS (Parentheticals) (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Common Stock, Par or Stated Value Per Share (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common Stock, Shares Authorized	50,000,000	50,000,000	50,000,000
Common Stock, Shares, Issued	17,152,185	14,155,190	12,763,818
Common Stock, Shares, Outstanding	17,152,185	14,155,190	12,763,818
Debt Instrument, Unamortized Discount (in dollars)		$ 0	$ 43,167